Exhibit 4.1

THIS CERTIFIES THAT is the owner of CUSIP DATED COUNTERSIGNED AND REGISTERED: COMPUTERSHARE TRUST COMPANY, N.A. TRANSFER AGENT AND REGISTRAR, FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK, PAR VALUE $0.01, OF DIRECTV (hereinafter called the “Corporation”) transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to the express terms and provisions of the Certificate of Incorporation of the Corporation filed in the office of the Secretary of State of Delaware. This certificate is not valid unless countersigned by the Transfer Agent and registered by a Registrar. Witness the seal of the Corporation and the signatures of its duly authorized officers. CLASS A COMMON STOCK PAR VALUE $0.01 CLASS A COMMON STOCK THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA AND NEW YORK, NY SEE REVERSE FOR CERTAIN DEFINITIONS Certificate Number Shares . DIRECTV INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE Executive Vice President Secretary By AUTHORIZED SIGNATURE 016570| 003590|127C|RESTRICTED||4|057-423 25490A 10 1 <<Month Day, Year>> ** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Sample **** Mr. Sample **600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares*** *600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares**** 600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****6 00620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****60 0620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600 620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares***600620**Shares****600620**Shares****60062 0**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620 **Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620* *Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620** Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**S hares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Sh * * * SIX HUNDRED THOUSAND SIX HUNDRED AND TWENTY* * * MR. SAMPLE & MRS. SAMPLE & MR. SAMPLE & MRS. SAMPLE [SEAL]

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM - as tenants in common UNIF GIFT MIN ACT- . . . . . . . . . .Custodian . . . . . . . . . . . . . . . TEN ENT - as tenants by the entireties under Uniform Gifts to Minors Act . . . . . . . . . . . . . JT TEN - as joint tenants with right of survivorship UNIF TRF MIN ACT . . . . . . . . . . . . . . .Custodian (until age. . . ). . . . . . . . . . . and not as tenants in common (Cust) (Minor) under Uniform Transfers to Minors Act. . . . . . . . . . (State) Additional abbreviations may also be used though not in the above list. (Cust) (Minor) (State) THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A COPY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF, WHICH THE CORPORATION IS AUTHORIZED TO ISSUE, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST MAY BE MADE IN WRITING TO THE OFFICE OF THE SECRETARY OF THE CORPORATION OR THE TRANSFER AGENT. For value received, ____________________________hereby sell, assign and transfer unto _______________________________________________________________________________________________________________________________ _______________________________________________________________________________________________________________________________ _______________________________________________________________________________________________________________________________ _______________________________________________________________________________________________________________________ Shares _______________________________________________________________________________________________________________________ Attorney Dated: __________________________________________20__________________ Signature: ____________________________________________________________ Signature: ____________________________________________________________ Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever. PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE) of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises. . DIRECTV Signature(s) Guaranteed: Medallion Guarantee Stamp THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.